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                                 Exhibit 10(r)

                                AMENDMENT NO. 4
                    TO THE GUARANTEE LIFE COMPANIES INC.'S
                         1994 LONG-TERM INCENTIVE PLAN

     RESOLVED, that section 6.10 of the The Guarantee Life Companies Inc.'s 1994 Long-Term Incentive Plan is amended to include the word "immediate" before the phrase "family members or to trusts for their benefit;" and

     FURTHER RESOLVED, that this amendment shall be effective November 13, 1997.